Exhibit 10.1 Form of Extension and Amendment Agreement and 12% Amended and Restated Promissory Note

EXTENSION AND AMENDMENT AGREEMENT

This Extension and Amendment Agreement  (“Agreement”), dated as of September 30, 2013 is entered into by and between XSUNX, INC., a Colorado corporation having its principal address at 65 Enterprise, Aliso Viejo, CA 92656 (the “Company”), and ______________________, having an address at _________________________ (the “Holder”).

W I T N E S S E T H:

WHEREAS, the Holder is the holder of that certain Promissory Note (“Original Note”) issued by the Company to Viasystems Corporation, formerly known as Merix Corporation (“Original Holder”), on or about August 27, 2009 in the original principal amount of $456,920.66;

WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of March 30, 2011 between the Holder and the Original Holder, the Original Holder sold, assigned and conveyed all of its right, title and interest in and to the Original Note to the Holder;

WHEREAS, pursuant to that certain Exchange Agreement dated as of November 3, 2011 between the Company and the Holder (“2011 Exchange Agreement”), the Company and the Holder exchanged the Original Note solely for securities consisting of (i) a 10% Promissory Note due on September 30, 2012 (“10% Note”), and (ii) 7,000,000 shares of common stock of the Company, no par value (“Common Stock”); and

WHEREAS, the Company and the Holder exchanged the 10% Note solely for securities consisting of (i) a 12% Promissory Note (“Exchange Note”) and (ii) 500,000 shares (“Shares”) of Common Stock;

WHEREAS, the Company has failed to repay the Exchange Note by the Maturity Date thereunder, and the outstanding balance under the Exchange Note as of the date hereof is $293,496, consisting of $260,863 principal due and accrued and unpaid interest and expenses incurred to date of $32,633;

WHEREAS, the Borrower is unable to repay the balance of the Exchange Note on the date hereof and has requested a forbearance from the Holder from enforcing the Exchange Note by extending the Maturity Date under the Exchange Note; and the parties hereto wish to so extend the maturity date of the Exchange Note in accordance with the terms hereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Amendments.

a.

Extension of Maturity Date.  Subject to the terms hereof, the Maturity Date under the Exchange Note is hereby extended until September 30, 2014, and all amounts due under the Exchange Note shall be paid on or prior to such date.

b.

Conversion.  The Exchange Note shall remain convertible into shares of common stock of the Company on the terms and conditions contained in the A&R Note (as defined below).

2.

Capitalization and Replacement Note.

a.

Capitalization.  The accrued and unpaid interest and expenses incurred to date under the Exchange Note as of the date hereof shall be capitalized as of the date hereof, such that the outstanding principal amount of the Exchange Note as of the date hereof is hereby amended to equal $293,496.

b.

Amended Note.  Promptly following the execution hereof, the Company shall execute and deliver to the Holder an amended and restated note (the “A&R Note”), dated as of the date hereof, reflecting the terms of this Agreement and shall be substituted for the Exchange Note.

3.

Representations and Warranties. The Company hereby makes the following representations and warranties to the Holder:

a.

 Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the A&R Note and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement and the A&R Note by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith.  This Agreement and the A&R Note have been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

b.

 No Conflicts.  The execution, delivery and performance of this Agreement and the A&R Note by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien or encumbrance upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject or by which any property or asset of the Company is bound or affected, except, in the case of clauses (ii) and (iii) above, such as could not have or reasonably be expected to result in a material adverse effect.

c.

Filings, Consents and Approvals.  Except for the filing of Form 8-K with the Securities and Exchange Commission (“SEC”) as may be required, the Company is not required to obtain any approval, consent, waiver, authorization or order of, give any notice to, or make any filing, qualification or registration with, any court or other federal, state, local, foreign or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement or the A&R Note.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the exchange for and the issuance of the A&R Note as contemplated hereby.

d.

Valid Issuance.  The A&R Note is duly authorized.

e.

No Inside Information.  Neither the Company nor any person acting on its behalf has provided the Holder or its counsel with any information that constitutes or might constitute material, non-public information concerning the Company.

f.

No Additional Consideration.  Except as otherwise set forth herein, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance, exchange or otherwise of any provision of the Exchange Note or to issue the A&R Note.

g.

 Survival. All of the Company’s warranties and representations contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the parties hereto.

4.

Holding Period for A&R Note.

a.

Rule 144.  Pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (“Securities Act”), the holding period of the A&R Note tacks back to August 27, 2009 (the original issue date of the Original Note).  The Company agrees not to take a position contrary to this paragraph.  The Company is not currently, and has never been, an issuer of the type described in Rule 144(i) under the Securities Act.  The A&R Note is being issued in partial substitution and exchange for the Exchange Note and not in satisfaction of the Exchange Note or any portion thereof.  The A&R Note shall not constitute a novation or satisfaction and accord of any of such portion of the Exchange Note.  The Company hereby acknowledges and agrees that such new A&R shall amend, restate, modify, extend, renew and continue the terms and provisions contained in the Exchange Note and shall not extinguish or release the Company or any of its subsidiaries under any agreements with the Holder or otherwise constitute a novation of its obligations thereunder.

b.

Not Affiliate.  The Company represents and warrants to the Holder that (i) the Holder is not, as of the date of this representation, and has not been for the last one hundred twenty (120) days, an employee, officer, director or, to the Company’s knowledge, a direct beneficial owner of more than ten percent (10%) of any class of equity security of the Company, or otherwise been an “affiliate” as that term is used in Rule 144 promulgated under the Securities Act, (ii) no consideration has been offered or paid by the Holder to amend or consent to a waiver, modification, forbearance, exchange or otherwise of any provision of the Exchange Note, (iii) the Holder has not, directly or indirectly, controlled, been controlled by or been under common control with the Company.

5.

Public Information.  So long as the A&R Note is outstanding, the Company shall timely file (or timely obtain extensions in respect thereof and file within the applicable grace period) all reports and definitive proxy or information statements required to be filed by the Company under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not terminate its status as an issuer required to file reports under the Exchange Act (even if the Exchange Act or the rules and regulations promulgated thereunder would otherwise permit such termination).

6.

Miscellaneous.

a.

This Agreement may be executed in two or more counterparts and by facsimile signature, delivery of PDF images of executed signature pages by email or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

b.

This Agreement shall be governed by and interpreted in accordance with laws of the State of New York, excluding its choice of law rules.  The parties hereto hereby waive the right to a jury trial in any litigation resulting from or related to this Agreement.  The parties hereto consent to exclusive jurisdiction and venue in the federal and state courts sitting in the County of New York, State of New York.  Each party waives all defenses of lack of personal jurisdiction and forum non conveniens.  Process may be served on any party hereto in the manner authorized by applicable law or court rule.

c.

Each of the Holder and the Company hereby agrees and provides further assurances that it will, in the future, execute and deliver any and all further agreements, certificates, instruments and documents and do and perform or cause to be done and performed, all acts and things as may be necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement.

IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

COMPANY:

XSUNX, INC.

By:

Name:

Tom Djokovich

Title:

CEO

HOLDER:

By:

Name:

Title:

Exhibit 10.1 Form of 12% Amended and Restated Promissory Note

THIS AMENDED AND RESTATED 12% PROMISSORY NOTE, IS BEING ISSUED IN EXCHANGE FOR THE 12% PROMISSORY NOTE DUE SEPTEMBER 30, 2013 WHICH WAS ISSUED IN EXCHANGE FOR THE PROMISSORY NOTE ORIGINALLY ISSUED ON AUGUST 27, 2009 IN THE ORIGINAL PRINCIPAL AMOUNT OF $456,920.66 TO VIASYSTEMS CORPORATION, FORMERLY KNOWN AS MERIX CORPORATION (“ORIGINAL NOTE”).  FOR PURPOSES OF RULE 144, THIS NOTE SHALL BE DEEMED TO HAVE BEEN ISSUED ON AUGUST 27, 2009.

XSUNX, INC.

AMENDED AND RESTATED 12% PROMISSORY NOTE

Issuance Date:  September 30, 2013

Issuance Date of Original Note:  August 27, 2009

Original Principal Amount: $293,496.00

FOR VALUE RECEIVED, XSUNX, INC., a Colorado corporation having its principal place of business at 65 Enterprise, Aliso Viejo, CA 92656 (the “Company”), promises to pay to the order of ____________________________ or its assigns or successors-in-interest (the “Holder”), the principal sum of Two Hundred Ninety-Three Thousand Four Hundred Ninety-Six U.S. Dollars (US$293,496.00) and any additional sums due pursuant to the terms hereof on September 30, 2014 (the “Maturity Date”) or such earlier date as this Note is required to be repaid as provided hereunder, and to pay accrued and unpaid interest to the Holder on the aggregate outstanding principal amount of this Note in accordance with the provisions hereof to the extent provided herein.

(a)

Issuance; Incorporation by Reference.

(1)

Issuance.  This 12% Promissory Note (“Note”) is issued pursuant to that certain Extension and Amendment Agreement, dated on or about the date hereof, by and between the Company and the Holder (the “Extension and Amendment Agreement”).

(2)

Incorporation.  This Note incorporates by reference, as if set forth herein in its entirety and including without limitation all terms, conditions and provisions set forth therein, the PipeFund Services Organization Standard Transaction Document labeled CN 8-11 (Standard Note Terms) available and accessible at www.pipefund.com (“PST Document CN”); provided, however, that to the extent any of the terms, conditions or provisions of this Note (without such incorporation) contradict or conflict with the terms, conditions or provisions of PST Document CN, this Note shall control.

(b)

Definitions.  For purposes hereof, in addition to the terms defined elsewhere in this Note:

(1)

each initially capitalized term used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Extension and Amendment Agreement or PST Document CN, including without limitation definitions incorporated therein by reference to PipeFund Services Organization Standard Transaction Document labeled DEF 8-11 (Definitions), a PipeFund Standard Transaction Document available and accessible at www.pipefund.com), provided that the term “Securities Purchase Agreement” as used therein shall refer to the Exchange Agreement; and

(2)

the following terms shall have the following meanings:

(1)

“Conversion Price” shall 60% of the lowest VWAP occurring during the twenty (20) consecutive Trading Days immediately preceding the applicable Conversion Date on which the Holder elects to convert all or part of this Note, subject to adjustment as provided in this Note;

(2)

“Event of Default” shall also include, in addition to those events set forth in PST Document CN, any Change of Control; and

(3)

“Defaulted Debt Limit” shall mean $200,000.

(c)

Interest.  Interest on the unpaid principal balance of this Note shall:

(1)

Rate.  Accrue daily, commencing on the Issuance Date, at the rate of 12% per annum, provided that from and after the occurrence and during the continuance of an Event of Default interest shall accrue hereunder at the Default Rate;

(2)

Calculation.  Be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed for any partial months; and

(3)

Payment.  Be due and payable in arrears on the Maturity Date in cash only.

(d)

Conversion Right.

(1)

Conversion Right.  This Note is convertible into shares of the Company’s Common Stock at the Conversion Price, subject to and in accordance with the terms and conditions set forth herein.

(2)

Ownership Cap.  The Holder’s Maximum Ownership Percentage is 9.9% (which may be changed only as specified in PST Document CN).

(3)

Adjustment.  For purposes of Section 4.1 of PST Document CN, the term Conversion Price shall include without limitation the Fixed Price and each figure used for determining the Conversion Price and shall be adjusted accordingly upon any adjustment to the Conversion Price hereunder.

(e)

Restrictive Covenants.  So long as this Note remains outstanding, the Company shall not, and shall not permit any Subsidiary (whether or not a Subsidiary on the Closing Date) to, directly or indirectly:

(1)

Impairment.  Amend any of its Organizational Documents in any manner that materially and adversely affects any rights of the Holder;

(2)

Redemptions/Prepayments.  Redeem, repay, repurchase, offer to repay or repurchase, defease, make payments in respect of, or otherwise acquire any shares of its Common Stock, Options or Convertible Securities or any Indebtedness, other than regularly scheduled principal and interest payments as such terms are in effect as of the date hereof, provided that the Company shall not in any event or manner repay or redeem any Indebtedness or advances outstanding from any Company shareholder, officer or director.

(3)

Dividends.  Declare, set aside or pay cash dividends or cash distributions on any equity securities of the Company; or

(4)

Affiliates.  Enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, except in the ordinary course of the Company’s or any Subsidiary’s business and upon fair and reasonable terms that are no less favorable to the Company and its Subsidiaries than the Company and its Subsidiaries would obtain in a comparable arms’ length transaction with a Person not an Affiliate of the Company and provided that such transaction is expressly approved by a majority of the directors of the Company other than the Affiliate who is a party to the transaction (even if less than a quorum is otherwise required for board approval).

(f)

Prepayment.  At any time and from time to time the Company may deliver to the Holder an irrevocable written notice (“Prepayment Notice”) electing to prepay all or part of the outstanding principal amount of this Note in cash, which Prepayment Notice shall be delivered at least ten (10) Business Days before the date set forth in the Prepayment Notice as the date for such prepayment (“Prepayment Date”).  On the Prepayment Date the Company shall pay to the Holder the principal amount elected to be prepaid, together with accrued but unpaid interest thereon.  For clarification, the Holder may convert all or any part of this Note prior to the Holder’s receipt of any such prepayment.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set forth above.

XSUNX, INC.

By: ______________________________________

Name: Tom M. Djokovich

Title: CEO